UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X] Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a -12

SCHOLASTIC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Wednesday, September 23, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/schl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you or requesting a copy. Please make your request for a copy as instructed below on or before September 13, 2009 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future mailings will be kept on our file.

  Telephone: 1-888-313-0164

  Email:    shrrelations@bnymellon.com
  you must reference your 11-digit control number in your email)

Internet: http://bnymellon.mobular.net/bnymellon/schl

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Scholastic Corporation Stockholder:

The 2009 Annual Meeting of Stockholders of Scholastic Corporation (the “Company”) will be held at the Company’s Corporate Headquarters, 557 Broadway, New York, NY 10012, on Wednesday, September 23, 2009, at 9:00 a.m. (local time).

     Matters to be voted on by stockholders of the Common Stock at the Annual Meeting:

1)	to elect two directors to the Board of Directors - James W. Barge and John G. McDonald - to serve until the 2010 annual meeting of stockholders of the Company; and

2)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on July 31, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO
VOTE YOUR PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.scholastic.com.

Meeting Location:
     Scholastic Corporation Corporate Headquarters
     557 Broadway
     New York, NY 10012

The following Proxy Materials are available for you to review online:

  the Company’s 2009 Proxy Statement (including all attachments thereto);

  the Company’s Annual Report for the year ended May 31, 2009 which is not deemed to be part of the official proxy soliciting materials);

  form of proxy card; and

  any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials,

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://bnymellon.mobular.net/bnymellon/schl

The Proxy Materials for Scholastic Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/schl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this card in hand when you access the above web site.

You will need to reference the 11-digit control number located on the reverse side of this form.